EXHIBIT 99.1

August 26, 2003

                  GENUITY FILES CHAPTER 11 PLAN OF LIQUIDATION

WOBURN, MASS. - Genuity Inc. and certain of is subsidiaries today filed their Joint Consolidated Plan of Liquidation and accompanying disclosure statement with the United States Bankruptcy Court for the Southern District of New York. A notice regarding the Bankruptcy Court's consideration of the disclosure statement is attached to this release.

As previously announced, Genuity and certain of its subsidiaries filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code on November 27, 2002, for the purpose of liquidating their assets and distributing the proceeds to creditors. In conjunction with that filing, Genuity and certain of its subsidiaries signed an agreement to sell substantially all of their assets to Level 3 Communications. The Bankruptcy Court approved this sale on January 24, 2003 and the sale was completed on February 4, 2003. Genuity believes that its stockholders will not receive any proceeds from the liquidation. Consequently, Genuity believes that its common stock will have no value in connection with the liquidation.

For more information on Genuity Inc., please visit WWW.GENUITYESTATE.COM.


                                      # # #


INVESTOR RELATIONS CONTACT:
Roger Kuebel
781-865-3587

                          HEARING DATE AND TIME: SEPTEMBER 30, 2003 AT 2:30 P.M.
                                 OBJECTIONS DUE: SEPTEMBER 23, 2003 AT 5:00 P.M.

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

------------------------------
                              )
In re                         )        Chapter 11
                              )
GENUITY INC., ET AL.,         )        Case No. 02-43558 (PCB)
                              )
                  Debtors.    )        Jointly Administered
------------------------------

       NOTICE OF HEARING TO CONSIDER APPROVAL OF DISCLOSURE STATEMENT FOR
           DEBTORS' JOINT CONSOLIDATED PLAN OF LIQUIDATION AND TO SET
                    VOTING AND OBJECTION PROCEDURES FOR PLAN

         PLEASE TAKE NOTICE that on August 26, 2003, Genuity Inc. and certain of its subsidiaries(1), debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors"), filed their Joint Consolidated Plan of Liquidation, dated August 26, 2003 (as may be amended, the "Plan"), a Disclosure Statement for Debtors' Joint Consolidated Plan of Liquidation, dated August 26, 2003 (as may be amended, the "Disclosure Statement"), and a Motion (the "Voting Procedures Motion") for an Order (i) Approving of the Form and Manner of Notice of the Disclosure Statement Hearing; (ii) Approving the Disclosure Statement;
(iii) Approving the Procedures for Temporary Allowance of Claims for Voting Purposes; (iv) Fixing a Voting Record Date; (v) Approving Notice and Objection Procedures for Confirmation of Plan of Liquidation; (vi) Approving Solicitation Packages and Procedures for Distribution Thereof; (vii) Approving Forms of Ballot and Procedures for Voting on Plan of Liquidation. COPIES OF THE PLAN, THE DISCLOSURE STATEMENT AND THE VOTING PROCEDURES MOTION ARE AVAILABLE AS DESCRIBED BELOW.

         PLEASE TAKE FURTHER NOTICE that:

         1. A HEARING WILL BE HELD ON SEPTEMBER 30, 2003 AT 2:30 P.M. (PREVAILING EASTERN TIME), or as soon thereafter as counsel may be heard, before the Honorable Prudence Carter Beatty, United States Bankruptcy Judge, in Room 701 of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), One Bowling Green, New York, New York (the "Disclosure Statement Hearing"), to consider the entry of an order (i) finding that, among other things, the Disclosure Statement contains "adequate information" within the meaning of section 1125 of the Bankruptcy Code and approving the Disclosure Statement and (ii) establishing voting and objection procedures for the Plan.


---------------
(1) Genuity Solutions Inc. (02-43550); BBN Advanced Computers Inc. (02-43551); BBN Certificate Services Inc. (02-43552); BBN Instruments Corporation (02-43553); BBN Telecom Inc. (02-43554); Bolt Beranek and Newman Corporation (02-43555); Genuity Business Trust (02-43556); Genuity Employee Holdings LLC (02-43557); Genuity International Inc. (02-43559); Genuity International Networks LLC (02-43560); Genuity International Networks Inc. (02-43561); Genuity Telecom Inc. (02-43562); LightStream Corporation (02-43563); Nap.Net, L.L.C. (02-43564).

         2. OBJECTIONS, IF ANY, to the approval of the Disclosure Statement, the requested procedures or any of the other relief sought by the Debtors in the Voting Procedures Motion or in connection with approval of the Disclosure Statement must be filed with the Court and served upon the necessary parties so as to be received NO LATER THAN SEPTEMBER 23, 2003 AT 5:00 P.M. (PREVAILING EASTERN TIME). Any and all objections or responses must be in writing, shall conform to the Federal Rules of Bankruptcy Procedure and Local Rules of the Bankruptcy Court, and shall be filed with the Bankruptcy Court electronically in accordance with General Order M-242 (General Order M-242 and the User's Manual for the Electronic Case Filing System can be found at www.nysb.uscourts.gov), by registered users of the Bankruptcy Court's case filing system and, by all other parties in interest, on a 3.5 inch disk, preferably in Portable Document Formant
(PDF), WordPerfect or any other Windows-based word processing format (with a hard-copy delivered directly to Chambers), and shall be served in accordance with the Bankruptcy Court's Order Under 11 U.S.C.ss.ss.102 and 105 and Fed. R. Bankr. P. 2002, 9006 and 9007 Establishing Certain Notice, Case Management and Administrative Procedures, dated December 2, 2002, upon: (i) the Debtors, 225 Presidential Way, Woburn, MA 01801, Attn: Mark Hileman; (ii) Ropes & Gray LLP, Attorneys for Debtors and Debtors-in-Possession, One International Place, Boston, Massachusetts, Attn: William F. McCarthy, (iii) the Office of the United States Trustee, 33 Whitehall Street, 21st Floor, New York, New York 10004, Attn:
Brian Masumoto, Esq., (iv) Kramer Levin Naftalis & Frankel, LLP, counsel for the Official Committee of Unsecured Creditors, 919 Third Avenue, New York, New York 10022, Attn: David Feldman, (v) Shearman & Sterling LLP, counsel to JPMorganChase Bank, Administrative Agent under the Amended and Restated Credit Agreement dated September 24, 2001, 599 Lexington Avenue, New York, New York 10022, Attn: Douglas P. Bartner, (vi) Securities and Exchange Commission, 233 Broadway, Suite 1300, New York, New York 10279, Attn: Bankruptcy Department AND Securities and --- Exchange Commission, 15th and Pennsylvania Ave., NW, Washington, DC 20020, Attn: Michael Berman, (vii) Internal Revenue Service, 290 Broadway, New York, New York 10007, Attn: Bankruptcy Department, (viii) other government agencies to the extent required by the Bankruptcy Code and both the Local and Federal Rules of Bankruptcy Procedure; and (ix) all parties having filed a notice of appearance and request for notices under Fed. R. Bankr. P. 2002.

         3. IF ANY OBJECTION TO THE DISCLOSURE STATEMENT IS NOT FILED AND SERVED STRICTLY AS PRESCRIBED HEREIN, THE OBJECTING PARTY MAY BE BARRED FROM OBJECTING TO THE ADEQUACY OF THE DISCLOSURE STATEMENT AND MAY NOT BE HEARD AT THE HEARING.

         4. The Hearing may be adjourned by the Debtors from time to time without further notice to parties in interest other than by an announcement in Bankruptcy Court of such adjournment on the date scheduled for the Hearing.

         5. The Disclosure Statement, the Plan and the Voting Procedures Motion are on file with the Court and may be examined by interested parties by accessing the Bankruptcy Court's Electronic Case Filing System which can be found at WWW.NYSB.USCOURTS.GOV, the official website for the Bankruptcy Court. In addition, copies of the Disclosure Statement, the Plan and the Voting Procedures Motion are available upon request to Donlin, Recano & Co., Inc. at
(212) 771-1128.

DATED:   August 26, 2003                William F. McCarthy (WM-1669)
         Boston, Massachusetts          Don S. DeAmicis (DD-2242)
                                        D. Ross Martin (DM-2947)
                                        ROPES & GRAY LLP
                                        One International Place
                                        Boston, MA  02110-2624
                                        (617) 951-7000
                                              -and-
                                        45 Rockefeller Plaza
                                        New York, NY 10111-0087

                                        (212) 841-5700

                                        Attorneys for Genuity Inc., ET AL.,
                                        Debtors and Debtors-in-Possession